Standard Power Chooses NuScale’s Approved SMR Technology and ENTRA1 Energy to Energize Data Centers Standard Power’s Two Advanced Nuclear Energy Facilities are planned in Ohio and Pennsylvania to Provide Nearly 2GW of Clean Energy for Data Centers Standard Power Plans to be Operational by 2029 NEW YORK, N.Y. and PORTLAND, Ore. -- Standard Power, a provider of infrastructure as a service to advanced data processing companies, announced its plans to develop two small modular reactor (SMR)-powered facilities that will together produce nearly 2GW of clean, carbon free energy and has chosen to work with technology provider NuScale Power Corporation (NuScale) (NYSE: SMR), the only technology provider and producer of SMRs that has obtained U.S. regulatory approval, and ENTRA1 Energy (ENTRA1) an independent global energy development and production company to support Standard Power’s two projects. The facilities will be located in Ohio and Pennsylvania. Standard Power aims to use the carbon-free energy to power nearby data centers. As the technology provider, NuScale will provide its approved NuScale SMR Technology for these projects, the only SMR technology that has received design approval from the United States Nuclear Regulatory Commission – a world-class regulator for nuclear safety. The development of a commercial SMR power facility is a crucial step in the transition to a sustainable energy future and will not only help technology data centers achieve carbon reduction targets, but will also support the development of a new clean energy source to meet diverse energy transition needs. Power plant facilities using NuScale’s certified SMR technology can provide unmatched flexibility for utilities, industrials and governments looking to reduce carbon emissions while maintaining efficient baseload power. “We see a lot of legacy baseload grid capacity going offline with a lack of new sustainable baseload generation options on the market especially as power demand for artificial intelligence (AI)-computing and data centers is growing. We look forward to working with ENTRA1 and NuScale to deploy NuScale’s proven SMR technology to deliver carbon-free, baseload energy to address this large gap in the generation market,” said Maxim Serezhin, Standard Power Founder and Chief Executive Officer. “By bringing together ENTRA1’s superior strengths in project development and investment with NuScale’s proven SMR technology, consumers can reduce their emissions footprint and help meet decarbonization goals while delivering the reliable 24/7 service to energy consumers.” In 2022, NuScale formed an exclusive global partnership with ENTRA1 Energy to commercialize the NuScale SMR Technology. Through this partnership, ENTRA1 Energy has the rights to develop, manage, own and operate energy production plants powered by NuScale’s approved SMR technology.

“ENTRA1 Energy has a strong global pipeline of energy production projects of multiple gigawatts of power generation with NuScale’s proven technology,” said Clayton Scott, NuScale Chief Commercial Officer. “Together, we can more effectively meet the growing demands for renewable, carbon-free energy solutions. With power demand growing in the semiconductor, AI, data and other tech sectors, ENTRA1 and NuScale are uniquely positioned to supply baseload and reliable power.” The innovative yet simple design of NuScale’s SMR technology provides a cost- competitive, safe and scalable solution for a wide range of energy needs – including power generation, district heating, desalination, commercial-scale hydrogen production and other process heat applications. NuScale Power Modules™ are fully factory- fabricated with no in-field construction and operate with conventional nuclear fuel, which is widely available and has an established regulatory framework. This keeps costs low, consistent and predictable – and makes power plants using NuScale technology less expensive to build, operate and maintain. “NuScale is excited to work with our strategic partner ENTRA1 to help deliver our cost- competitive and safe SMR technology to meet Standard Power’s carbon-free energy needs,” said John Hopkins, NuScale President and Chief Executive Officer. “By deploying our innovative NuScale SMR Technology to more consumers around the world, we’re taking an important step toward addressing the world’s enormous decarbonization needs.” Based on Standard Power’s plans for the two facilities, NuScale will end up providing 24 units of 77 MWe modules collectively producing 1,848 MWe of clean energy from both the Ohio and Pennsylvania sites. The two projects will represent a significant economic boost for their respective communities. Standard Power estimates that each proposed SMR-powered data center project will employ a significant number of skilled workers during the construction period with a focus on union labor. Standard Power will leverage its local community partnerships to advance education programs as well as job creation programs focusing on local labor. About Standard Power Standard Power is a leading hosting provider for high performance computer companies providing services from early 2019. Standard Power leverages its infrastructure management expertise to develop modular data centers. As part of its Tier III+ data center designs, Standard Power focuses on technologies that support high performance computing and is one of the first to adopt liquid cooling technology. Standard Power has developed robust designs and systems to provide large-scale high performance compute infrastructure to institutional customers. To learn more, visit Standard Power’s website. About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. About ENTRA1 Energy ENTRA1 Energy LLC is an American independent global energy production company developing, financing and owning plants, with a diversified portfolio across the production of electricity, hydrogen, process heat and desalinated water. ENTRA1 Energy is NuScale's exclusive global strategic partner commercializing the NuScale SMR Technology. Through this partnership, ENTRA1 develops, finances, owns and operates energy production plants powered by the NuScale SMR Technology. As different parts of the world adopt new ways related to energy transition and sustainable infrastructure, ENTRA1 Energy believes in contributing skillsets in development, management, execution and operation of large-scale plants. To learn more, visit ENTRA1 Energy’s website or follow us on X. Forward Looking Statements

This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the

U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s annual report filed on Form 10-K filed with the SEC on March 15, 2023, and under similar headings in prior filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Standard Power Media Contact Maxim Serezhin, Chief Executive Officer, Standard Power contact@standardpwr.com NuScale Power Media Contact Diane Hughes, Vice President, Marketing & Communications, NuScale Power dhughes@nuscalepower.com (503) 270-9329 NuScale Power Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com (541) 452-7583